UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5221 North O’Connor Boulevard, Suite 1375
Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2025, Hugo Nuno, the Chief Banking Officer and Chief Risk Officer of First Foundation Bank (the “Bank”), the wholly-owned subsidiary of First Foundation Inc. (the “Company”), gave notice of his resignation, to be effective August 1, 2025. The Company and the Bank have appointed Simone Lagomarsino, who currently serves as President, to the additional role of Chief Risk Officer, effective July 25, 2025.

There are no arrangements or understandings between Ms. Lagomarsino and any other persons pursuant to which she was selected to her position with the Company. There are no family relationships between Ms. Lagomarsino and any director or executive officer of the Company. A trust affiliated with Ms. Lagomarsino invested $500,000 in the Company in a previously announced private placement transaction on July 8, 2024, on the same financial terms as the other investors, and is party to a registration rights agreement with the Company. Other than the foregoing, Ms. Lagomarsino does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Identification and business experience information for Ms. Lagomarsino is described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”), and is incorporated herein by reference. Compensation and benefits for Ms. Lagomarsino did not change for her new role and is as described in the Proxy Statement, and such description is incorporated herein by reference. A copy of Ms. Lagomarsino’s employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated February 11, 2025, among First Foundation Inc., First Foundation Bank and Simone Lagomarsino (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on February 13, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: July 25, 2025	By:	/s/ JAMES BRITTON
James Britton
Executive Vice President and Chief Financial Officer